Liquidity	12 Months Ended
Dec. 31, 2019
Liquidity [Abstract]
LIQUIDITY
2.	LIQUIDITY

For the year ended December 31, 2019, the Company incurred net loss from continuing operations of approximately $2.56 million, and cash outflows of approximately $1.07 million from operating activities from continuing operations. The continuing net loss from continuing operations and cash outflow from operating activities caused the management’s consideration of the Company’s liquidity and its ability to continue as a going concern.

In assessing the Company’s liquidity, the Company monitors and analyzes its cash and its ability to generate sufficient cash flow in the future to support its operating and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements and operating expenses obligations.

As of December 31, 2019, the Company had cash balance of $6,911,592 and a positive working capital of $39,449,021. In addition to the cash balance, the working capital was mainly comprised of restricted cash of $15,233,933, short-term investments in financial products of $8,610,796 and loan receivable due from third parties of $5,952,223. The balances of these assets are expected to be repaid on maturity dates and will also be used for working capital.

In addition, the management estimated the operating expenses obligation for the next twelve months after issuance of the consolidated financial statements to be $1.85 million, which will be covered by the cash flows of $7.79 million generated from financial guarantee services and financial consulting services. The Company’s shareholder also pledged to provide continuous financial support to the Company whenever necessary.

The Company plans to fund its operations through revenue generated from its revenues of financial guarantee services and financial consulting services, private placements from investors, and financial support commitments from the Company’s shareholders.

Based on above operating plan, the management believes that the Company will continue as a going concern in the following 12 months.

The Company’s ability to fund these needs will depend on its future performance, which will be subject in part to general economic, competitive and other factors beyond its control. Recent COVID-19 outbreak and spread is causing lockdowns, quarantines, travel restrictions, and closures of businesses and schools. Due to COVID-19 outbreak, the facilities remained closed or had limited business operations after the Chinese New Year holiday until early March 2020. In addition, COVID-19 has caused severe disruptions in transportation, limited access to the facilities and limited support from workforce employed in operations, and as a result, the Company may experience the delays in provision of financial guarantee services and consulting services to customers. Although the Company has taken all possible measures to overcome the adverse impact derived from the COVID-19 outbreak and have resumed normal business activities in early March 2020, it is estimated that a lower amount of revenue and profit during the period from February to April 2020. The extent to which the coronavirus impacts the results for fiscal year 2020 will depend on certain future developments, including the duration and spread of the outbreak, emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus, all of which is uncertain at this point.